UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 28, 2017

Highlight Networks, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-153575	26-1507527
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

2371 Fenton Street, Chula Vista, CA		91914
(Address of principal executive offices)		(Zip Code)

(619) 726 7603

(Issuer telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm.

On November 28, 2017 the board of directors (the "Board") and principal officer of Highlight Networks, Inc. (the “Company”) approved the dismissal of De Leon & Company, P.A. ("DL") as the independent registered public accounting firm of the Company effective immediately. From January 13, 2017 (date of engagement) through to the date of this Current Report on Form 8-K, (1) there were no disagreements with DL on any matter of accounting principles or practices, financial statement disclosure, or procedure, which, if not resolved to the satisfaction of DL, would have caused DL to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DL with a copy of this Current Report on Form 8-K and requested that DL furnish the Company with a letter addressed to the US Securities and Exchange Commission stating whether it agrees with the statements contained herein. The letter known as Exhibit 16.1 has been filed with this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On November 28, 2017, the Company engaged L&L CPAs ("L&L") as our new independent principal accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the two most recent fiscal years ended June 30, 2016 and June 30, 2017 and during the subsequent interim period from July 1, 2017 through November 28, 2017, neither the Company nor anyone on its behalf consulted L&L regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that L&L concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document	Location
16.1	Letter from De Leon & Company, P.A., dated November 28, 2017, to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLIGHT NETWORKS, INC.

By: /s/ Jose R. Mayorquin

Jose R. Mayorquin

President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors

Date: November 28, 2017